SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          DATE OF EARLIEST REPORT

                                MARCH 30, 2006
                        (DATE OF EARLIEST EVENT REPORTED)




             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          NEW MEDIUM ENTERPRISES, INC.



STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                         NEVADA




       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE
            CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                               MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                  London  W3  7QS
                            Tel:  011  44  208  746  2018
                            Fax:  011  44  208  749-8025


     Item 1.01 Entry Into a Material Definitive Agreement.

     The board of New Medium Enterprises, Inc (NME) and Beijing E-World Technology Co. Ltd. (E-World) today jointly agreed to extend the completion date of the merger to accommodate the conversion of Chinese accounts to US GAAP standards. NME's legal counsel and Auditors have advised that the Chinese accounts should be converted going back three years and has delayed the completion. Both companies have agreed to use the extension clause under their merger agreement. Both parties agree that this delay will not alter or affect the basic principles of the merger. The companies will continue their technical collaboration and business as usual. Irrespective of the merger delay, the companies will work together for the delivery of the product line for Q3 2006.

     Signature:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)


By:  /s/  Mahesh K. Jayaranayan, President and Chief Executive Officer


March 30, 2006